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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) August 13, 1998
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                             ICC TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




  Delaware                           0-13865                  23-368845
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(State or other juris-             (Commission             (IRS Employer
diction of incorporation)          File Number)         Identification No.)


330 South Warminster Road, Hatboro, Pennsylvania                       19040
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (215) 682-6600
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          (Former name or former address, if changed since last report)



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Item 4 - Changes in Registrant's Certifying Accountant

     On April 15, 1998, pursuant to the terms of a Merger Agreement and Plan of Reorganization, the Registrant acquired by merger Rare Medium, Inc., a privately held New York corporation. Rare Medium is an Internet professional services company engaged in the design, delivery and implementation of Internet site applications and strategies, primarily for global 2000 companies with its principal offices located in New York City. On August 13, 1998, PricewaterhouseCoopers, LLP ("PWC"), the Registrant's principal accountant, was replaced by the Board of Directors of the Registrant, based upon the Registrant moving into this new line of business and moving its operations to New York City. On August 13, 1998, the Board of Directors of the Registrant retained KPMG Peat Marwick, LLP ("KPMG") to audit its financial statements for the fiscal year ended December 31, 1998.

     In compliance with Item 304 of Regulation S-K, the Registrant provides the following information:

     1. The Board of Directors of the Registrant on August 13, 1998 chose KPMG to perform the auditing engagement for the Registrant.

     2. In their report dated March 20, 1998, PWC expressed an opinion that the December 31, 1997 financial statements were prepared assuming that the Registrant will continue to exist as a going concern and that the Registrant incurred losses accumulating to $54,184,410 through December 31, 1997. This factor, among others, raised substantial doubt about the Registrant's ability to continue as a going concern. Other than the above, the reports of PWC on the Registrant's financial statements for the Registrant's last two fiscal years did not in either case contain an adverse opinion or a disclaimer of opinion, nor were either of the same qualified or modified as to uncertainty, audit scope or accounting principles.

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     3. The decision to change accountants was approved by the Board of
Directors of the Registrant.

     4. During the Registrant's two most recent fiscal years and any subsequent interim period to date, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     5. None of the events referred to in paragraph (a)(1)(v)(A) through (D) of
Item 304 occurred within the Registrant's two most recent fiscal years or any subsequent interim period.

     6. KPMG was engaged by the Registrant on August 13, 1998. The Registrant did not consult KPMG on any of the matters described in Paragraph 304(a)(1)(iv) or 304(a)(1)(v) of Regulation S-K.

     7. The Registrant is providing PWC with a copy of this report pursuant to the requirements of Item 304(a)(3).

Item 7 - Financial Statements and Exhibits

          (c) Exhibits

          The exhibits furnished in accordance with Item 601 of Regulation S-K are:

          16.1 Letter regarding change in certifying accountant from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission.

          99.1 Letter on behalf of ICC Technologies, Inc. to
               PricewaterhouseCoopers, LLP pursuant to Item 304 of Regulation
               S-K.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ICC TECHNOLOGIES, INC.
                                                     (Registrant)


                                             By: /s/ John Gross
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                                                 John Gross
                                                 Chief Financial Officer

     August 20, 1998
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        (Date)

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